Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

In connection with the Report of B-Maven, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Restituto S. Cenia, Jr., Chief Executive Officer, Chief Financial Officer, Principal Financial Officer and Principal Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to my knowledge:

1.

the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2014

By: /s/ Restituto S. Cenia

Restituto S. Cenia, Jr., President, Chief Executive Officer, Chief Financial Officer, Principal Financial Officer and Principal Executive Officer